December 20, 2001

                        THE DREYFUS/LAUREL FUNDS, INC. -
                          DREYFUS PREMIER BALANCED FUND

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 2001

     At a meeting of the Board of Directors held on December 19, 2001, the Board approved certain investment management changes to the Fund, which include:

     *  the appointment of a new portfolio management team for the Fund

     *  a change to the Fund's investment objective

     *  changes to certain of the Fund's investment policies and strategies

I.   APPOINTMENT OF A NEW PORTFOLIO MANAGEMENT TEAM

     Effective December 28, 2001, Douglas Ramos will manage the Fund's asset allocation and the equity portion of the Fund's portfolio and the Dreyfus taxable fixed-income team will manage the fixed-income portion of the Fund's portfolio. Mr. Ramos has been employed by The Dreyfus Corporation since July 1997. Before joining Dreyfus, he was a senior partner and investment counselor for Loomis, Sayles & Company. He is also Co-Director of Equity Research at Dreyfus. The Dreyfus taxable fixed income team, which consists of sector specialists, will collectively make investment decisions for the fixed-income portion of the Fund's portfolio. The team's specialists will focus on, and monitor conditions in, the different sectors of the fixed-income market. Once different factors have been analyzed, the sector specialists will then decide on allocation weights and recommend securities for investment.

II.  CHANGES TO THE FUND'S INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

     Effective March 1, 2002, the Fund's non-fundamental investment objective will change from seeking to outperform a hybrid index, 60% of which is Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and 40% of which is the Lehman Brothers Intermediate Government/Credit Bond Index to seeking to outperform a hybrid index, 60% of which is the S&P 500 and 40% of which is the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). Effective March 1, 2002, the Fund's investment policies will be modified to expand the Fund's ability to invest in mortgage-backed securities and to permit the Fund to invest in asset-backed securities. These types of securities are represented in the Aggregate Bond Index.

     Also effective March 1, 2002, the Fund will be permitted to invest up to 20% of the assets of the fixed-income portion of its portfolio in securities rated below investment grade (BB/Ba and lower), but no lower than B, or the unrated equivalent as determined by Dreyfus ("high yield bonds").

     Effective December 28, 2001, the Fund's portfolio managers will be permitted to overweight certain sectors relative to the S&P 500 in seeking higher returns.

III. EFFECTIVE DECEMBER 28, 2001, THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE FOURTH AND FIFTH PARAGRAPHS CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "GOAL/APPROACH."

                                                     (CONTINUED ON REVERSE SIDE)


     Dreyfus uses a valuation model and fundamental analysis to select stocks based on:

     * VALUE, or how a stock is priced relative to its perceived intrinsic worth

     *  GROWTH, in this case the sustainability or growth of earnings

     *  FINANCIAL PROFILE, which measures the financial health of the company

     Dreyfus manages risk by diversifying across companies and industries and by using quantitative and fundamental risk analysis.

IV. EFFECTIVE MARCH 1, 2002, THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MAIN RISKS."

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the Fund's potential price gain in response to falling interest rates, reduce the Fund's yield, or cause the Fund's share price to fall. When interest rates rise, the effective maturity of the Fund's fixed-income investments may lengthen due to a drop in mortgage prepayments. This would increase the Fund's sensitivity to rising interest rates and its potential for price declines.

High yield bond risk. High-yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds and are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

Sector risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

V. EFFECTIVE DECEMBER 28, 2001, THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE SECOND PARAGRAPH CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MAIN RISKS."

     Because the Fund holds fewer securities than the S&P 500 and has the ability to purchase companies not listed in the index, the Fund can underperform the index.

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